UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________________________________________________________
FORM 8-K/A
(Amendment No. 1)
 ____________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2022

 ____________________________________________________________________
OASIS PETROLEUM INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________________

Delaware	001-34776	80-0554627
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1001 Fannin Street, Suite 1500
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 404-9500
Not Applicable.
(Former name or former address, if changed since last report)
____________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	OAS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On February 7, 2022, Oasis Petroleum Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Report”) to announce that on February 1, 2022, Oasis Midstream Partners LP (“OMP”) completed the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of October 25, 2021, by and among OMP, Crestwood Equity Partners LP, a Delaware limited partnership (“Crestwood”), Project Falcon Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of Crestwood, Project Phantom Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of Crestwood, OMP GP LLC, a Delaware limited liability company and the general partner of OMP (“OMP GP”), and, solely for the purposes of Section 2.1(a)(i) of the Merger Agreement, Crestwood Equity GP LLC, the general partner of Crestwood. Pursuant to the Merger Agreement, the Company agreed to sell to Crestwood its entire ownership of OMP common units and all of the limited liability company interests of OMP GP in exchange for $160.0 million in cash and approximately 21 million common units representing limited partner interests of Crestwood (the “OMP Merger”). This Current Report on Form 8-K/A (the “Amendment”) amends and supplements the Initial Report to provide the historical financial statements and the pro forma financial information required by Item 9.01 of Form 8-K. No other modifications to the Initial Report are being made by this Amendment. This Amendment should be read in connection with the Initial Report, which provides a more complete description of the OMP Merger.
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The historical audited consolidated balance sheets of Crestwood as of December 31, 2021 and 2020, the related audited consolidated statements of operations, comprehensive income, partners’ capital and cash flows for each of the three years in the period ended December 31, 2021 and the notes related thereto and financial statement schedules listed in the Index at Item 15(a), are filed herewith as Exhibit 99.1.
(b) Pro Forma Financial Information
The unaudited pro forma condensed consolidated financial information of the Company as of December 31, 2021 and for the year ended December 31, 2021 are set forth in Exhibit 99.2.

(d) Exhibits

Exhibit No.	Description of Exhibit

23.1	Consent of Ernst & Young LLP with respect to Crestwood Equity Partners LP’s financial statements.

99.1
Historical audited consolidated balance sheets of Crestwood Equity Partners LP as of December 31, 2021 and 2020, the related audited consolidated statements of operations, comprehensive income, partners’ capital and cash flows for each of the three years ended December 31, 2021 and the notes related thereto and financial statement schedules listed in the Index at Item 15(a) (incorporated by reference to Crestwood Equity Partners LP’s Annual Report on Form 10-K for the year ended December 31, 2021 (File No. 001-34664), filed with the Securities and Exchange Commission on February 28, 2022).

99.2	Unaudited pro forma condensed consolidated financial information of Oasis Petroleum Inc.

104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OASIS PETROLEUM INC. (Registrant)

Date: April 1, 2022	By:	/s/ Nickolas J. Lorentzatos
Nickolas J. Lorentzatos
Executive Vice President, General Counsel and Corporate Secretary